UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)

INFORMATION REQUIRED IN

PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934 (Amendment No.___)

Filed by the Registrant	☒
Filed by a Party other than the Registrant	☐

Check the appropriate box:

☒	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

Bit Digital, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules l 4a-6(i)(1) and 0-11.

BIT DIGITAL, INC.

31 Hudson Yards, Floor 11

New York, New York, 10001

PRELIMINARY PROXY STATEMENT – SUBJECT TO COMPLETION

DATED JULY 25, 2025

NOTICE OF GENERAL MEETING OF SHAREHOLDERS

To be held on September 10, 2025

To the Shareholders of Bit Digital, Inc.:

Notice is hereby given that the General Meeting of the Shareholders (the “General Meeting”) of Bit Digital, Inc. (the “Company”) will be held on September 10, 2025 at 9:00 a.m. at the Company’s principal executive offices, at 31 Hudson Yards, Floor 11, New York, New York 10001 and virtually via live webcast available at the link below. You will be able to attend, vote your ordinary shares of par value US$0.01 each (“Ordinary Shares”) and preference shares of US$0.01 each in the capital of the Company (“Preference Shares” and, together with the Ordinary Shares, “Shares” or “shares”), and submit questions during the General Meeting in person and via a live webcast available at http://www.transhare.com for the purpose of considering and, if thought fit, passing, the following resolutions:

1.	An ordinary resolution to approve an increase to the Company’s authorized share capital from US$3,500,000 divided into 340,000,000 Ordinary Shares of US$0.01 each and 10,000,000 Preference Shares of US$0.01 each to US$10,100,000 divided into 1,000,000,000 Ordinary Shares of US$0.01 each and 10,000,000 Preference Shares of US$0.01 each.

2.	An ordinary resolution to approve the adjournment of the General Meeting to a later date or dates to be determined by the chairman of the General Meeting, or indefinitely, if necessary or convenient, to permit further solicitation and vote of proxies, or if the Board determines before the General Meeting that it is not necessary or no longer desirable to proceed with the other proposal (the “Adjournment Proposal”).

The close of business on July 18, 2025 has been fixed as the record date for the purpose of determining the shareholders entitled to notice of, and to vote at, the General Meeting. The register of members of the Company will not be closed. The date on which this Proxy Statement and the accompanying form of proxy card will first be mailed or given to the Company’s shareholders is on or about on August 5, 2025.

Details regarding the General Meeting and the business to be conducted are more fully described in the accompanying Proxy Statement.

By Order of the Board of Directors,

Mr. Erke Huang, Director

Dated: August [●], 2025

If your Shares are registered in the name of your broker, bank or other nominee, you are a “beneficial owner” of the Shares. Beneficial owners of Shares who wish to attend the General Meeting must obtain a valid legal proxy by contacting your account representative at the bank, broker, or other nominee that holds your Shares and then register in advance to attend the General Meeting. After obtaining a valid legal proxy from your bank, broker or other nominee, to then register to attend the General Meeting, you must submit a copy of your legal proxy reflecting the number of your Shares along with your name and e-mail address to Andrew Collins at Transhare Corporation, our transfer agent and registrar. Request for registration should be directed to proxy@transhare.com, or to facsimile number 1-727-269-5616. Written requests can be mailed to: Transhare Corporation, Bayside Center 1, 17755 U.S. Highway 19N, Suite 140, Clearwater, Florida 33764, Attn: Proxy Team. Requests for registration must be labeled as “Legal Proxy” and be received no later than 5:00 p.m. (Eastern Time) on September 9, 2025.

Your Board of Directors believes that the approval of the proposed increase to the Company’s authorized share capital, as set forth in the accompanying proxy statement, is in the best interest of the Company and its shareholders and accordingly, unanimously recommends a vote “FOR” such proposal. The Board of Directors also recommends that you vote “FOR” the Adjournment Proposal, if presented.

Proxies

Your vote is important.    Accordingly, you are urged to sign and return the accompanying proxy card whether or not you plan to attend the General Meeting. If you do attend the General Meeting and are a record holder of Shares of our Company, you may vote by ballot at the General Meeting, and your proxy will be deemed to be revoked. If you hold your Shares in street name and wish to vote your Shares at the General Meeting, you should contact your broker about getting a proxy appointing you to vote your Shares.

If you intend to vote by proxy, your proxy card must be returned no later than the time of the Meeting (or any adjourned Meeting).

A blank proxy form is attached. Please consider carefully the conditions attaching to appointment of a proxy. You may otherwise vote by any of the following options:

VOTE BY INTERNET

Use the Internet to transmit your voting instructions at www.transhare.com. Click Vote Your Proxy and then click on the Company’s name and enter your control number.

VOTE BY EMAIL

Mark, sign and date your proxy card and return it via email to Proxy@Transhare.com. Include your control ID in your email.

VOTE BY FAX

Mark, sign and date your proxy card and return it via fax to 1-727-269-5616.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to:

Proxy Team

Transhare Corporation

Bayside Center 1

17755 U.S. Highway 19N

Suite 140

Clearwater, Florida 33764

BIT DIGITAL, INC.

- i -

PRELIMINARY PROXY STATEMENT – SUBJECT TO COMPLETION -
DATED JULY 25, 2025

BIT DIGITAL, INC.
31 Hudson Yards, Floor 11
New York, New York 10001
(212) 463-5121

PROXY STATEMENT

GENERAL MEETING OF SHAREHOLDERS

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors (the “Board”) of Bit Digital, Inc. (the “Company,” “BTBT,” “we,” “us,” or “our”) for the General Meeting of Shareholders (the “General Meeting”) to be held at the Company’s principal executive office, at 31 Hudson Yards, Floor 11, New York, New York 10001 and virtually via live webcast on September 10, 2025 at 9:00 a.m. and for any adjournment or adjournments thereof, for the purposes set forth in the accompanying Notice of General Meeting of Shareholders. The Company will bear the costs of this solicitation.

If the enclosed proxy is properly executed and returned prior to the General Meeting, the ordinary shares of par value US$0.01 of our Company (the “Ordinary Shares”) and preference shares of par value US$0.01 of our Company (the “Preference Shares”, and, together with the Ordinary Shares, the “Shares”) represented thereby will be voted in accordance with the directions thereon and otherwise in accordance with the judgment of the persons designated as proxies. Any proxy card on which no instruction is specified and the Chairman is appointed as proxy will be voted in favor of the actions described in this Proxy Statement. Any shareholder appointing such a proxy has the power to revoke it at any time before it is voted. If you are a holder of record, written notice of such revocation should be forwarded to Transhare Corporation. If you hold your Shares in street name, you should contact your broker about revoking your proxy.

The Company has engaged Sodali & Co (“Sodali”) to assist in the solicitation of proxies for the General Meeting. The Company has agreed to pay Sodali a fee of $13,000, plus disbursements. The Company will bear the cost of preparing, printing, assembling and mailing the proxy card, Proxy Statement and other material which may be sent to shareholders in connection with this solicitation. It is contemplated that brokerage houses will forward the proxy materials to beneficial owners at our request. In addition to the solicitation of proxies by use of the mails, officers and regular employees of the Company may solicit proxies without additional compensation, by telephone or telegraph. We may reimburse brokers or other persons holding Shares in their names or the names of their nominees for the expenses of forwarding soliciting material to their principals and obtaining their proxies.

VOTING SECURITIES

Only holders of our Ordinary Shares and Preference Shares of record at the close of business on July 18, 2025 (the “Record Date”) are entitled to vote at the General Meeting. On the Record Date, the Company had 319,965,103 Ordinary Shares and 1,000,000 Preference Shares outstanding and entitled to vote at the General Meeting. For the purposes of voting at the General Meeting, Shareholders will be entitled to one (1) vote for each Ordinary Share and fifty (50) votes for each Preference Share they hold on the Record Date. No business may be transacted at any meeting of shareholders unless a quorum is present at the commencement of business. The presence of one or more shareholders holding in the aggregate not less than one-third of the total issued share capital of the Company present in person or by proxy, and entitled to vote shall constitute a quorum.

An ordinary resolution requires the affirmative vote of a simple majority of the votes cast by such shareholders as, being entitled to do so, vote in person or by proxy, or, in the case of a corporation, by its duly authorized representative, at the General Meeting (“Ordinary Resolution”).

Abstentions and broker non-votes, while considered present for the purposes of establishing a quorum, will not count as a vote cast at the General Meeting.

The General Meeting will be adjourned if a quorum is not present at the General Meeting. For purposes of determining the presence of a quorum, abstentions and broker non-votes will be counted as present. A broker non-vote occurs when a broker or nominee holding Shares for a beneficial owner signs and returns a proxy but does not vote on a particular proposal because the broker or nominee does not have discretionary voting power and has not received instructions from the beneficial owner, the one (1) million Preference Shares shall count as one (1) million votes for determining a quorum, although at the General Meeting they will have an aggregate of 50 million votes. The 50 million votes are equal to approximately 15.6% of the 319,965,103 issue and outstanding shares as of the record date, or approximately 13.5% of the voting power including the Preference Shares. If a quorum is not present within half an hour of the time appointed for the General Meeting, the General Meeting shall stand adjourned to the same time and place seven days hence. If a quorum is present, the General Meeting may be adjourned by the chairman of the meeting by the consent of those present at the meeting if the Adjournment Proposal is put to a vote of shareholders and approved. The General Meeting may be rescheduled at the time of the adjournment with no further notice of the rescheduled time (except such notice provided at the meeting at which the adjournment decision was made) if the meeting is adjourned for ten days or less. Should a meeting be adjourned for more than ten days, whether because of a lack of quorum or otherwise, shareholders shall be given at least seven days’ notice of the adjourned meeting. An adjournment will have no effect on the business to be conducted.

Our Amended and Restated Memorandum and Articles of Association do not contain any provisions that allow cumulative voting for elections of directors.

The Company is soliciting your vote through the use of the mail and will bear the cost of this solicitation. Voting institutions are available on the Internet at www.transhare.com; by email to proxy@transhare.com, by fax to 1-727-269-5616, or by mail to Proxy Team, Transhare Corporation, Bayside Center 1, 17555 U.S. Highway 19N, Suite 140, Clearwater, FL 33764. The Company has engaged Soldali to assist in the solicitation of proxies for the General Meeting. The Company has agreed to pay Soldali a fee of $13,000 plus disbursements. Our directors, officers, employees, and consultants may also solicit proxies by mail, telephone, personal contact, or through online methods; to the extent they do so, the Company will reimburse their expenses for doing this. The Company will also reimburse brokers, fiduciaries, and custodians for their costs in forwarding proxy materials to beneficial owners of the Company’s Shares. Other proxy solicitation expenses include those for preparation, mailing, returning, and tabulating the proxies.

The Board is not proposing any action for which the applicable rules and laws provide a right of a shareholder to obtain appraisal of or payment for such shareholder’s Shares.

Copies of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024 (the “2024 Form 10-K”) as filed with the Securities and Exchange Commission will be furnished without charge to shareholders upon written request. Exhibits to the Annual Report will be provided upon written request. All written requests should be directed to the Company at its main office at 31 Hudson Yards, Floor 11, New York, NY 10001. The Company is subject to certain disclosure requirements of the Securities Exchange Act of 1934, as amended. The SEC maintains a website that contains various filings and reports regarding companies that file electronically with the SEC. The SEC’s website address is www.sec.gov.

VOTING PROCEDURES

If you are a shareholder of record, you may vote in person at the General Meeting.

We will give you a ballot sheet when you arrive. If you do not wish to vote in person or you will not be attending the General Meeting, you may vote by proxy. If you have received a printed copy of these proxy materials by mail, you may vote by proxy using the enclosed proxy card. To vote by proxy using the enclosed proxy card (only if you have received a printed copy of these proxy materials by mail), complete, sign and date your proxy card and return it promptly in the envelope provided or you may vote by Internet, Email or fax, as set forth in the accompanying Notice of Meeting. If you intend to vote by proxy, your vote must be received by 5:00p.m. (Eastern Time) on September 9, 2025 to be counted. Proxy cards may be returned by Internet, email, fax or mail.

Voting instructions are available on the Internet at www.transhare.com, by email to proxy@transhare.com, by fax is 1-727-269-5616 or by mail to Proxy Team, Transhare Corporation, Bayside Center 1, 17555 U.S. Highway 19N, Suite 140, Clearwater, FL 33764.***

If your Ordinary Shares are registered in your name, you are a shareholder of record with respect to those Ordinary Shares. On the other hand, if your Ordinary Shares are registered in the name of your broker or bank, your Ordinary Shares are held in street name and you are considered the “beneficial owner” of the Ordinary Shares. As the beneficial owner of those Ordinary Shares, you have the right to direct your broker or bank how to vote your Ordinary Shares, and you will receive separate instructions from your broker or bank describing how to vote your Ordinary Shares.

If you give a proxy, you may revoke it at any time before it is exercised. You may revoke your proxy in three ways:

1.	You may send in another proxy with a later date.

2.	You may notify us in writing (or if the shareholder is a corporation, under its corporate seal, by an officer or attorney of the corporation) at our principal executive offices before the General Meeting that you are revoking your proxy.

3.	You may vote in person at the General Meeting.

PRINCIPAL SHAREHOLDERS

The following table sets forth certain information regarding beneficial ownership of our Ordinary Shares by each person who is known by us to beneficially own more than 5% of our Ordinary Shares. The table also identifies the share ownership of each of our directors, each of our named executive officers, and all directors and officers as a group. Except as otherwise indicated, the shareholders listed in the table have sole voting and investment powers with respect to the Ordinary Shares and Preference Shares indicated. Voting power represents the combined voting power of Ordinary Shares and Preference Shares owned beneficially by such person. The holders of our Ordinary Shares are entitled to one vote per share, on all matters. The holders of our Preference Shares each have 50 votes per Preference Share.

We have determined beneficial ownership in accordance with the rules of the SEC. Under such rules, beneficial ownership includes any Ordinary Shares over which the individual has sole or shared voting power or investment power as well as any Ordinary Shares that the individual has the right to subscribe for within 60 days of July 18, 2025 through the exercise of any warrants or other rights or upon the conversion of Preference Shares. Except as indicated by the footnotes below, we believe, based on the information furnished to us, that the persons and entities named in the table below have sole voting and investment power or the power to receive the economic benefit with respect to all Ordinary Shares that they beneficially own, subject to applicable community property laws. None of the shareholders listed in the table are a broker-dealer or an affiliate of a broker-dealer. Percentage ownership of our Ordinary Shares in the following table is based on 319,965,103 Ordinary Shares outstanding on July 18, 2025, the Record Date of the General Meeting.

Name of Beneficial Owners(1)	Number of Ordinary Shares	Percentage of Class	Number of Preference Shares	Percentage of Class	Voting Power %(2)
Directors and Officers:
Erke Huang(3)	2,050,000	*	300,000	30.0%	5.2	%(3)
Zhaohui Deng(3)	—	*	700,000	70.0%	9.5	%(3)
Bill Xiong	—	*	—	—	—
Ichi Shih	30,000	*	—	—	*
Brock Pierce(4)	580,000	*	—	—	*
Sam Tabar	2,363,089	*	—	—	*
All directors and officers as a group (six individuals)	5,023,089	1.6%	—	—	14.8%

5% shareholders:
Geney Development Limited (3)		*	1,000,000	100.0%	13.5%

*	Less than 1% of issued and outstanding Ordinary Shares.
(1)	Unless otherwise noted, the business address of each of the following entities or individuals is c/o Bit Digital, Inc., 31 Hudson Yards, Floor 11, New York, New York 10001.
(2)	Applicable percentage of voting power is based on 319,965,103 Ordinary Shares outstanding and 1,000,000 Preference Shares, each with fifty (50) votes, or an aggregate of 50,000,000 voting securities as of July 18, 2025, together with securities exercisable or convertible into Ordinary Shares within sixty (60) days as of such date for each shareholder.
(3)	Erke Huang (through Even Green Holdings Limited) and Zhaohui Deng are the beneficial owners of 300,000 and 700,000 Ordinary Shares, respectively, issuable upon the conversion of 1,000,000 Preference Shares owned by Geney Development Limited (“GDL”), a BVI entity, located at 4th Floor Waters Edge Building, Meridian Plaza, Road Town, Tortola VG1110, British Virgin Islands. The Company’s Amended and Restated Memorandum and Articles of Association, filed in the Cayman Islands on or about April 30, 2021, provides that (i) all Preference Shares are convertible into Ordinary Shares on a one-for-one basis and (ii) for all Company matters requiring the vote of Members by a poll or by proxy, each Preference Share shall carry 50 votes per Preference Share, or an aggregate of 50,000,000 votes, which are equal to approximately 15.6% of the 319,965,103 issued and outstanding shares as of July 18, 2025 or approximately 13.5% of the voting power, including the Preference Shares.
(4)	Of this amount, 80,000 Ordinary Shares are held in the name of Percival Services, LLC (“Percival”), a limited liability company organized under the laws of the Commonwealth of Puerto Rico. Mr. Pierce is the Managing Director of Percival Services which has as Director Agreement with Bit Digital Inc. for Mr. Pierce to act as its representative.

PROPOSAL 1

APPROVAL OF THE PROPOSED INCREASE TO THE
COMPANY’S AUTHORIZED SHARE CAPITAL

Overview

On July 25, 2025, the Board unanimously approved, subject to shareholder approval, an increase in the Company’s authorized share capital from US$3,500,000 divided into 340,000,000 Ordinary Shares, par value $0.01 per share, and 10,000,000 Preference Shares, par value $0.01 per share, to US$10,100,000 divided into 1,000,000,000 Ordinary Shares of US$0.01 each and 10,000,000 Preference Shares of US$0.01 each. If this proposal is approved by our shareholders, the increase in the authorized share capital would be effected by filing the resolution passed by our shareholders with the Cayman Islands Registrar. The text of the resolution is as follows:

“It is hereby resolved as an Ordinary Resolution that the Company’s authorized share capital be increased from US$3,500,000 divided into 340,000,000 Ordinary Shares of US$0.01 each and 10,000,000 Preference Shares of US$0.01 each to US$10,100,000 divided into 1,000,000,000 Ordinary Shares of US$0.01 each and 10,000,000 Preference Shares of US$0.01 each.”

Background

The current authorized share capital of the Company is US$3,500,000 divided into 340,000,000 Ordinary Shares, par value $0.01 per share, and 10,000,000 Preference Shares, par value $0.01 per share. If this proposal is approved, the authorized share capital of the Company will be increased to US$10,100,000 divided into 1,000,000,000 Ordinary Shares of US$0.01 each and 10,000,000 Preference Shares of US$0.01 each.

As of July 18, 2025, we had 319,965,103 Ordinary Shares outstanding, and an additional 1,116,932, 10,118,046 and 360,000 Ordinary Shares, respectively, reserved for issuance upon the exercise of outstanding RSUs, private warrants and options, respectively. Also as of July 18, 2025, we had 1,000,000 Preference Shares outstanding.

Our Ordinary Shares do not have preemptive or preferential rights to purchase any securities of our Company. The holders of our Ordinary Shares are entitled to one vote per share, including for the election of directors. The holders of our Preference Shares each have 50 votes per Preference Share. An officer and a director of ours hold all outstanding Preference Shares; such shares are entitled to eight (8%) percent annual dividends if and when decided by the Board. On February 7, 2023, December 8, 2023, and December 20, 2024, the Board declared eight (8%) percent ($800,000) dividends on the Preference Shares to Geney Development Ltd. (“Geney”) for the periods ended December 31, 2022, 2023 and 2024. Erke Huang, our Chief Financial Officer, is the President of Geney and the beneficial owner of thirty (30%) percent of the equity of Geney, with the remaining seventy (70%) percent held by Zhaohui Deng, the Company’s Chairman of the Board.

Purpose of the Proposal; Principal Effects

We intend to raise substantial additional equity financing in the near term to pursue our growth strategies, particularly our strategy of purchasing Ethereum. Our management believes that our current authorized share capital is not sufficient for our needs and that we require an increase in our authorized share capital. Although our Board has not approved any specific plans at this time to issue additional Ordinary Shares or Preference Shares, we intend to do so at such times and in such amounts and at such prices as our Board determines are in the best interests of the Company and its shareholders. Further, the additional authorized share capital will be available for issuance by our Board for other proper corporate purposes, including but not limited to, share dividends, acquisitions, financings and equity compensation plans.

The issuance of additional Ordinary Shares or Preference Shares in the future will have the effect of diluting earnings per share, voting power and Ordinary and Preference shareholdings of our shareholders. It could also have the effect of making it more difficult for a third party to acquire control of our company. Our management believes the increase in authorized share capital is in the best interests of our Company and our shareholders and recommends that the shareholders approve the increase in authorized share capital.

Interests of Directors and Executive Officers

Our directors and executive officers have no substantial interests, directly or indirectly, in the Proposal except to the extent of their ownership of Ordinary Shares and equity awards granted to them under our equity incentive plan.

Vote Required and Board Recommendation

The affirmative vote of the holders of a majority of the Ordinary Shares and Preference Shares combined, either present in person or represented by proxy and entitled to vote at the General Meeting is required for approval of this Proposal.

IF YOU ARE A BIT DIGITAL INC. SHAREHOLDER, THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSAL TO INCREASE THE COMPANY’S AUTHORIZED SHARE CAPITAL.

PROPOSAL 2

THE ADJOURNMENT PROPOSAL

Overview

The Adjournment Proposal is a proposal to approve, by Ordinary Resolution, the adjournment of the General Meeting to a later date or dates, to be determined by the chairman of the General Meeting, or indefinitely, if necessary or convenient, to permit further solicitation and vote of proxies or if the Board determines before the General Meeting that it is not necessary or no longer desirable to proceed with Proposal No. 1. The text of the resolution is set forth as follows:

“It is hereby resolved, as an Ordinary Resolution, that the adjournment of the General Meeting to a later date or dates to be determined by the chairman of the General Meeting, or indefinitely, if necessary or convenient, to permit further solicitation and vote of proxies or if the Board determines before the General Meeting that it is not necessary or no longer desirable to proceed with the other proposal be confirmed, ratified and approved in all respects.”

Background

The Company believes that if the number of Shares outstanding and entitled to vote at the General Meeting and voting in favor of Proposal No. 1 is insufficient to approve the proposal, it is in the best interests of the Shareholders to enable the Company to continue to seek to obtain a sufficient number of additional votes to approve the proposal. In such an event, if a quorum is present at the General Meeting, the Adjournment Proposal will be brought to a vote. Approval of the Adjournment Proposal is necessary to adjourn the General Meeting where a quorum is present.

Additionally, approval of the Adjournment Proposal will provide flexibility to the Company to adjourn the General Meeting indefinitely if the Board determines before the General Meeting that it is not necessary or no longer desirable to proceed with Proposal No. 1. If the General Meeting is adjourned for ten days or more, notice of the adjourned meeting must be given. The Company believes that it is in the best interests of the Shareholders to provide such flexibility.

Vote Required and Board Recommendation

The affirmative vote of the holders of a majority of the Ordinary Shares and Preference Shares combined, either present in person or represented by proxy and entitled to vote at the General Meeting, is required for approval of the Adjournment Proposal.

IF YOU ARE A BIT DIGITAL INC. SHAREHOLDER, THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THE ADJOURNMENT PROPOSAL.

OTHER MATTERS

We are not aware of any matters other than those stated in this Proxy Statement that are to be presented for action at the General Meeting. If any other matters should properly come before the General Meeting, it is intended that proxies in the accompanying form will be voted on any such other matters in accordance with the judgment of the persons voting such proxies. Discretionary authority to vote on such matters is conferred by such proxies upon the persons voting them.

COMMUNICATIONS WITH THE BOARD OF DIRECTORS

Shareholders wishing to communicate with the Board or any individual director may write to the Board or the individual director to the Board, Bit Digital, Inc., 31 Hudson Yards, New York, New York, 10001; (212) 463-5121. Any such communication must state the number of Shares beneficially owned by the shareholder making the communication. All such communications will be forwarded to the full Board or to any individual director or directors to whom the communication is directed unless the communication is clearly of a marketing nature or is unduly hostile, threatening, illegal, or similarly inappropriate, in which case the Company has the authority to discard the communication or take appropriate legal action regarding the communication.

HOUSEHOLDING OF PROXIES

SEC rules permit companies and intermediaries such as brokers to satisfy delivery requirements with respect to two or more shareholders sharing the same address by delivering a single Proxy Statement addressed to those shareholders. This process, which is commonly referred to as “householding”, can reduce the volume of duplicate information received at households. However, if shareholders prefer to receive multiple sets of the Company’s Proxy Statement at the same address, the shareholders should follow the instructions described below. Similarly, if an address is shared with another shareholder and together both of the shareholders would like to receive only a single set of the Company’s Proxy Statement, the shareholders should contact the Company at the following address: Bit Digital, Inc., 31 Hudson Yards, New York, New York, 10001.

SHAREHOLDER PROPOSALS FOR 2026 ANNUAL GENERAL MEETING

Shareholders of the Company may submit proposals that they believe should be voted upon at the Company’s annual general meeting or nominate persons for election to the Board. Pursuant to Rule 14a-8 under the Exchange Act, shareholder proposals meeting certain requirements may be eligible for inclusion in the Company’s proxy statement for the Company’s 2026 annual general meeting. To be eligible for inclusion in the Company’s 2026 proxy statement, any such shareholder proposals must be submitted in writing and received at the principal executive offices of the Company no later than December 12, 2025, in addition to complying with certain rules and regulations promulgated by the SEC. The submission of a shareholder proposal does not guarantee that it will be included in the Company’s 2026 proxy statement.

WHERE YOU CAN FIND MORE INFORMATION

The Company files annual, quarterly, and current reports and other documents with the SEC under the Exchange Act. The Company’s SEC filings made electronically through the SEC’s EDGAR system are available to the public at the SEC’s website at http://www.sec.gov. You may read and copy any document the Company files at the website of the SEC referred to above. The Company’s file number with the SEC is 001-38421.

You may also obtain additional copies of this proxy statement by requesting them in writing or by telephone from the Company’s proxy solicitation agent at the following address, telephone number and e-mail address:

Sodali & Co

430 Park Avenue, 14th Floor

New York, NY 10022

Call: (800) 662-5200 (toll-free in North America)

+1 (203) 658-9400 (outside of North America)

Email: BTBT@info.sodali.com

You will not be charged for any of the documents you request. If your shares are held in a brokerage account or by a bank or other nominee, you should contact your broker, bank or other nominee for additional information.

If you are a shareholder of the Company and would like to request documents, please do so by September 3, 2025, five business days prior to the General Meeting, in order to receive them before the General Meeting.

August [●], 2025	By Order of the Board of Directors

Mr. Erke Huang
	Title:	Director

PRELIMINARY – SUBJECT TO COMPLETION

Bit Digital, Inc.
Registered Company No 319983
(Company)

Proxy form

VOTE BY INTERNET

Use the Internet to transmit your voting instructions at www.transhare.com. Click Vote Your Proxy and then click on the Company’s name and enter your control number.

VOTE BY EMAIL

Mark, sign and date your proxy card and return it via email to Proxy@Transhare.com. Include your control ID in your email.

VOTE BY FAX

Mark, sign and date your proxy card and return it via fax to 1-727-269-5616.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to:

Proxy Team

Transhare Corporation

Bayside Center 1

17755 U.S. Highway 19N

Suite 140

Clearwater, Florida 33764

I/We(1)
of
being a member/members of ____________________________________the Company and the holder/holders of (number and class of Shares)
appoint as my/our proxy(2)

of
or in his/her absence(3)

of

at the general meeting of the Company to be held at 31 Hudson Yards, Floor 11, New York, NY 10001 and virtually on September 10, 2025 at 9:00 a.m. and at any adjournment of that meeting.

(1)	Full name(s) and address(es) (as appearing in the Company’s register of members) to be typed or inserted in block letters. In the case of joint holdings, the names of all holders (as appearing in the Company’s register of members) must be inserted.
(2)	Insert name and address of the desired proxy in the spaces provided. If you wish to appoint the chairperson of the meeting, write “The chairperson” without inserting an address. If the proxy form is returned and no person is named as your desired proxy, then the chairperson of the meeting will be deemed to have been appointed.
(3)	If desired, insert name and address of an alternate proxy, should the initial appointee be unable to attend the meeting.

If the Chairperson of the meeting (the “Chairperson”) is appointed as proxy and no voting instructions are given, the following is a statement of the Chairperson’s voting intentions in relation to undirected proxies:

The Chairperson intends to vote in favor of the resolutions.

Please indicate with a tick mark in the spaces opposite to each resolution how you wish the proxy to vote on your behalf. In the absence of any such indication, the proxy may vote for or against the resolutions or may abstain at his/her discretion. Your proxy will also be entitled to vote at his/her discretion on any resolution properly put to the meeting pursuant to the other items of business referred to in the notice convening the meeting.

The Board of Directors recommends that you vote “FOR” each proposal

Resolutions

1.	Approval of proposed increase to the Company’s authorized share capital

“It is hereby resolved as an Ordinary Resolution that the Company’s authorized share capital be increased from US$3,500,000 divided into 340,000,000 Ordinary Shares of US$0.01 each and 10,000,000 Preference Shares of US$0.01 each to US$10,100,000 divided into 1,000,000,000 Ordinary Shares of US$0.01 each and 10,000,000 Preference Shares of US$0.01 each.”

	☐ FOR	☐ AGAINST	☐ ABSTAIN

2.	Approval of Adjournment Proposal

“It is hereby resolved as an Ordinary Resolution, that the adjournment of the General Meeting to a later date or dates to be determined by the chairman of the General Meeting, or indefinitely, if necessary or convenient, to permit further solicitation and vote of proxies of if the Board determines before the General Meeting that it is not necessary or no longer desirable to proceed with the other proposal be confirmed, ratified and approved in all respects.”

	☐ FOR	☐ AGAINST	☐ ABSTAIN

The undersigned acknowledges receipt from the Company before the execution of this Proxy of the Notice of General Meeting of Shareholders, a Proxy Statement for the General Meeting of Shareholders.

Note: Please sign exactly as your name or names appear on this Proxy. If Shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

Dated:

●	If the member or each member is an individual, sign immediately below.

………………………...............	………………………………..
Signature of shareholder	Signature of joint-shareholder, if any

Or

●	If the member is a company, complete the following:

Executed by _________________________________ [Name of member] acting through an authorized

Signatory

Signature of authorized signatory

Print name

Title

Proxy instructions

What happens if you do not follow these instructions?

1	If you do not follow these instructions, any instrument you make appointing a proxy will be invalid.

Eligible Shareholders

2	If you are a Shareholder entitled to attend and vote at this meeting of the Company, you may appoint a proxy to vote on your behalf.

3	A proxy need not be a member of the Company.

If you complete a proxy form, can you still attend and vote at the meeting?

4	Completion of the proxy form does not preclude a member from subsequently attending and voting at the meeting in person if he or she so wishes.

Joint shareholders

5	In the case of jointly held Shares, if more than one joint holder purports to appoint a proxy, only the appointment submitted by the most senior holder will be accepted. For this purpose, seniority will be determined by the order in which the names of the joint holders appear in the register of members (the first-named being the most senior).

How to appoint a proxy

6	If you are an eligible member and a natural person, the appointment of your proxy must be in writing and signed by you or your authorized attorney.

7	If you are an eligible member and a corporation, the appointment of your proxy must be in writing and executed in any of the following ways: (i) under the corporation’s common seal; (ii) not under the corporation’s common seal but otherwise in accordance with its articles of association; or (iii) under the hand of the corporation’s authorized attorney.

8	Despite paragraphs 6 and 7, the Company will accept an electronic record of your proxy if:

(a)	the original is in writing and signed one of the ways referred to those paragraphs; and

(b)	the Company permits receipt of electronic records by giving an electronic address for that purpose.

Delivery of proxy form to Company

9	For an appointment of a proxy to be effective, the proxy form must be received by the Company by 5.00p.m. (Eastern Time) on September 9, 2025 or 5.00p.m. (Eastern Time) the day before the date of any adjourned meeting.

10	The proxy form may be delivered in either of the following ways:

(a)	In the case of hard-copy documents — they must leave at or send by post to the Company’s registered office or the other place, if any, specified by the Company for the purpose of the meeting.

(b)	In the case of documents comprised in an electronic record — they must be sent to an address specified by the Company for the purpose of receiving electronic records.